UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-03883

DWS Communications Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

DECEMBER 31, 2007

Annual Report
to Shareholders

DWS Communications Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Directors and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Investments in foreign securities markets are subject to additional risks including currency fluctuations, greater price volatility and less liquidity than US markets. All of these factors may result in greater share price volatility. Please see the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 1.53%, 2.69%, 2.43% and 1.14% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares and the 3-year and 5-year periods for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the DWS Communications Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/07
DWS Communications Fund	1-Year	3-Year	5-Year	10-Year
Class A	-.51%	11.46%	15.57%	4.53%
Class B	-1.30%	10.61%	14.56%	3.67%
Class C	-1.29%	10.63%	14.56%	3.68%
S&P 500® Index+	5.49%	8.62%	12.83%	5.91%
DWS Communications Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-.21%	11.76%	15.93%	3.00%
S&P 500 Index+	5.49%	8.62%	12.83%	4.82%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on June 4, 1998. Index returns began on May 31, 1998.
Net Asset Value Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 12/31/07	$ 23.26	$ 21.33	$ 21.35	$ 23.83
12/31/06	$ 23.38	$ 21.61	$ 21.63	$ 23.88
Class A Lipper Rankings — Telecommunication Funds Category as of 12/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	38	of	44	85
3-Year	23	of	36	63
5-Year	22	of	34	63
10-Year	4	of	7	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Communications Fund — Class A [] S&P 500 Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/07
DWS Communications Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,377	$13,049	$19,435	$14,674
	Average annual total return	-6.23%	9.28%	14.21%	3.91%
Class B	Growth of $10,000	$9,574	$13,334	$19,632	$14,342
	Average annual total return	-4.26%	10.07%	14.44%	3.67%
Class C	Growth of $10,000	$9,871	$13,538	$19,732	$14,356
	Average annual total return	-1.29%	10.63%	14.56%	3.68%
S&P 500 Index+	Growth of $10,000	$10,549	$12,816	$18,286	$17,756
	Average annual total return	5.49%	8.62%	12.83%	5.91%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Communications Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/07
DWS Communications Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$997,900	$1,396,000	$2,094,00	$1,326,900
	Average annual total return	-.21%	11.76%	15.93%	3.00%
S&P 500 Index+	Growth of $1,000,000	$1,054,900	$1,281,600	$1,828,600	$1,569,700
	Average annual total return	5.49%	8.62%	12.83%	4.82%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 4, 1998. Index returns began on May 31, 1998.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2007 to December 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 856.10	$ 852.50	$ 852.60	$ 857.50
Expenses Paid per $1,000*	$ 6.74	$ 10.23	$ 10.23	$ 5.01
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,017.95	$ 1,014.17	$ 1,014.17	$ 1,019.81
Expenses Paid per $1,000*	$ 7.32	$ 11.12	$ 11.12	$ 5.45
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Communications Fund	1.44%	2.19%	2.19%	1.07%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Communications Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the DWS Communications Fund's (the "fund") investment advisor and Alex. Brown Investment Management, LLC ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. DIMA is also the investment advisor to other mutual funds in the DWS family of funds. DIMA and its predecessors have more than 80 years of experience managing mutual funds, and DIMA provides a full range of investment advisory services to institutional and retail clients. ABIM, a registered investment advisor with approximately $8.53 billion under management as of December 31, 2007, is a Maryland LLC owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc. (a company organized by three principals of ABIM) R. Hutchings Vernon, Richard W. Palmer and Joseph J. Quingert.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is responsible for supervising and managing all of the fund's operations, including overseeing the activities of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Portfolio Management Team

Bruce E. Behrens

Vice President and Principal of ABIM and Co-Manager of the fund.

Co-managed the fund since its inception.

39 years of investment industry experience.

MBA, University of Michigan.

Patrick J. O'Brien

Vice President of ABIM and Co-Manager of the fund.

Co-managed the fund since 2002.

25 years of investment industry experience, including portfolio manager and analyst with ABIM July 2001-present; analyst with Delaware Management Co., June 2000-July 2001; and portfolio manager with Prudential Insurance Co., February 1999-May 2000.

MBA, Columbia University.

In the following interview, Portfolio Managers Bruce E. Behrens and Patrick J. O'Brien discuss the market environment, fund performance and their strategy in managing DWS Communications Fund during the 12-month period ended December 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the communications sector and the fund perform during the past 12 months?

A: Communications-related shares delivered their second consecutive year of outperformance in 2007. At a time of financial sector turmoil and rising concerns about a potential recession, investors viewed the communications sector as a relatively "safe haven." Unfortunately, the fund was not fully able to participate in the sector's strong performance due to its position in financial stocks. Throughout our tenure as the fund's managers, we have held a portion of the portfolio in reasonably valued financial companies as an alternative to more richly valued investments in the communications sector. While this has been a positive for the fund over the long term, it weighed heavily on performance in the second half of the year given the significant underperformance of financials.

The result, for the Class A shares of the fund, was a loss of -0.51% during the calendar year. This return lagged both the 5.49% gain of the Standard & Poor's 500® (S&P 500) Index and the 10.97% average return of funds in Lipper's Telecommunications Funds category.1,2 Despite the fund's underperformance, it remains ahead of the S&P 500 for both the three- and five-year periods. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.)

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Telecommunications Funds category are funds that invest at least 65% of their equity securities in domestic and foreign companies engaged in the development, manufacture, or sale of telecommunications services or equipment. Category returns assume reinvestment of dividends. It is not possible to invest directly in an index or category.

Q: What specific holdings in financials detracted from performance?

A: Most notable was Countrywide Financial Corp., the mortgage originator whose shares plunged amid the liquidity crunch that unfolded in the second half of the year. We believed the company had sound fundamentals and an attractive valuation, but we did not anticipate that the entire market for mortgage securitizations would dry up. The fund was therefore vulnerable to the subsequent sharp decline in Countrywide shares. Also weighing on performance was First Marblehead Corp., which services and securitizes student loans. As such, it also was hurt by the freezing up of the loan securitization market. We anticipate the company coming out of this crisis with its business well intact, and continue to hold it in the portfolio.

The fund now has a reduced weighting in financials following the sale of two other stocks in the sector: Capital One Financial Corp. and Freddie Mac. Both were sold at a profit over the initial purchase.

Q: Which fund holdings contributed most to performance?

A: The leading individual contributor was a stock that was discussed in the semiannual report to shareholders: America Movil SAB de CV. The company has dominant market share of the wireless business in Mexico, and it also holds a large share in Brazil. We originally purchased the stock in February 2001, and continued to hold it even when it was under pressure due to concerns about its slowing growth rate. However, our analysis of the company's up-front costs in signing up new subscribers indicated that a slowing top-line growth rate could actually be a positive for bottom-line earnings by reducing these costs. This in fact has proven to be the case: While America Movil's revenues are no longer growing at 30-40%, its profit margins have expanded as its up-front costs have decreased. This was reflected in a gain in the share price of the company's American Depositary Receipts (ADRs) from $45.22 to $61.39 during 2007.

Another emerging-markets-based telecom, Millicom International Cellular SA, also was among the fund's top performers for the year. The company, which runs cellular systems in South America, Africa, and Southeast Asia, has made a profitable enterprise of bringing wireless services to the poorest people in the world. Falling prices for handsets have created a new market among people that previously had no access to phone service, and Millicom has taken advantage of this by offering features such as charging by the second rather than the minute, and by offering prepaid service in increments as low as 20 cents. This user-friendly approach has allowed Millicom to thrive even in a highly competitive market.

The third-best contributor in the fund was Reliance Communications Ltd., an India-based company that, like Millicom, has profited by bringing low-cost wireless service to people in the lowest income strata. Also performing well for the fund was Cbeyond, Inc., which has virtually no competition in the market for telecom services for smaller companies (those with five to 20 employees). Since larger companies cannot serve this niche profitably, Cbeyond has benefited from its ability to sell multiple services — thereby streamlining the purchasing process and billing for small companies.

Q: What were some stocks in the communications sector that did not perform as well?

A: The most significant non-financial detractor was the fund's position in the yellow pages publisher R.H. Donnelly Corp. (RHD). We have long been fans of the yellow pages company since it is an easily managed and high cash flow business. While positions in this sector have held the fund in good stead over time, RHD performed poorly during the period largely due to investors' concerns about the company's extremely high debt load. Still, RHD continues to produce enormous cash flows — about $8.50 per share compared with a year-end share price of about $36 — and we continue to hold it in the portfolio.

NII Holdings, Inc., the wireless provider in Mexico and Brazil, also stood out as a detractor. The company's shares declined sharply after it reported lower-than-expected subscriber additions in the third quarter. Although the company missed expectations by only a small amount, the stock was hit hard in the tough market of the second half. We believe this was an overreaction and we retain a positive view of the company's long-term prospects and continue to hold it in the fund.

Clearwire Corp., a new addition to the portfolio that was purchased at its initial public offering (IPO) price of $25 in March, initially surged to a high of $35 on news that it had signed an agreement with Sprint to employ its wireless broadband technology nationwide. This agreement was subsequently cancelled following the ouster of Sprint's CEO, news that sent Clearwire's stock down to approximately $14 by year-end. Believing the company has a sound asset value due to its ownership of valuable communications spectrum, we are maintaining the fund's position.

Rounding out the list of detractors was Virgin Mobile USA, Inc., which offers both excellent service quality and a prepaid plan that is popular with teenagers. The stock came to the market as an IPO in mid-October, exposing it to the extremely negative market environment that characterized the fourth quarter. We believed the stock offered value at its IPO price of $15, and we think the value is even more compelling following the stock's decline to under $9 by year-end.

Q: What are some other notable elements of the fund's positioning?

A: During the past half-year, we have reduced the fund's weighting in its top positions to improve diversification. Whereas in the past we held several positions that made up over 10% of net assets, we have reconfigured the portfolio so it will not be quite so concentrated. Another notable change was our reduction in the fund's weighting in wireless tower companies via partial sales of both Crown Castle International Corp. and American Tower Corp. Although demand for "real estate" on cellular towers continues to grow, we believe the valuations of these companies had moved to levels that made them more vulnerable to a potential disappointment.

We also added a handful of new positions to the fund. In addition to participating in the IPOs of Clearwire Corp. and Virgin Mobile, mentioned above, we purchased shares in the IPO of the Mexican company Maxcom Telecomunicaciones SAB de CV. As was the case with Virgin Mobile, the stock came to the market at a bad time and has since underperformed, but we are confident in the long-term value of its shares.

Another new addition of note was MasterCard, Inc. The company manages the network used to transfer money in credit card transactions — meaning that it profits through transaction volume rather than consumer lending. MasterCard's business is expanding rapidly, and — significantly — new business doesn't lead to meaningful increases in its cost base. We also purchased shares in Moody's Corp. and McGraw-Hill Companies, Inc., which owns Standard & Poor's. Both companies issue credit ratings for debt securities, meaning that the subprime crisis and related credit crunch has weighed heavily on their shares in the short term. From a longer-term standpoint, however, we believe both offer outstanding value, and we have used weakness in the broader market to build a position in both stocks.

Q: Do you have any final thoughts for investors?

A: The past year has been a difficult time for the fund. Not only did its positions in financials decline, but many of its holdings in communications stocks lagged the market despite what we believe to be attractive valuations. Looking forward, we are confident in the values offered by the stocks held in the portfolio. Although 2007 was characterized by an environment in which attractively valued stocks were generally out of favor with investors, we believe a focus on valuations should be rewarded over time.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio Excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	88%	99%
Warrants	9%	1%
Cash Equivalents	3%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Wireless Services	58%	45%
Specialty Services	17%	19%
Publishing	11%	12%
Financials	8%	10%
National Carriers	5%	3%
Media	1%	6%
Communications Equipment	—	3%
International Network Operations	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2007 (60.2% of Net Assets)
1. America Movil SAB de CV Provider of wireless communications services	9.5%
2. Millicom International Cellular SA Develops and operates cellular telephone systems worldwide	8.1%
3. Cbeyond, Inc. Offers telecommunications services to small businesses	6.9%
4. NII Holdings, Inc. Provides mobile communications for business customers in Latin America	6.7%
5. Virgin Mobile USA, Inc. Provides wireless communications services	5.5%
6. Tim Participacoes SA Provider of cellular telecommunications to the southern region of Brazil	4.8%
7. Clearwire Corp. Provides wireless broadband services	4.7%
8. R.H. Donnelley Corp. Marketer of yellow pages	4.7%
9. Leucadia National Corp. Provider of banking and lending services	4.7%
10. SBA Communications Corp. Owns and operates wireless communications infrastructure	4.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2007

	Shares	Value ($)

Common Stocks 88.4%
Financials 7.2%
Countrywide Financial Corp. (a)	285,000	2,547,900
First Marblehead Corp.	300,000	4,590,000
Leucadia National Corp. (a)	289,300	13,626,030
		20,763,930
Media 0.4%
Liberty Global, Inc. "A"* (a)	16,949	664,231
Liberty Global, Inc. "C"*	17,444	638,276
		1,302,507
National Carriers 4.7%
Atlantic Tele-Network, Inc.	201,825	6,817,648
Chungwa Telecom Co; Ltd. (ADR)	87,514	1,847,421
Maxcom Telecomunicaciones SAB de CV (ADR)*	400,000	5,084,000
		13,749,069
Publishing 9.6%
Moody's Corp. (a)	200,000	7,140,000
McGraw-Hill Companies, Inc.	100,000	4,381,000
PagesJaunes SA	128,572	2,568,513
R.H. Donnelley Corp.* (a)	376,012	13,716,918
		27,806,431
Specialty Services 14.7%
Cbeyond, Inc.* (a)	510,000	19,884,900
IHS, Inc. "A"*	50,000	3,028,000
Liquidity Services, Inc.* (a)	281,000	3,624,900
NeuStar, Inc. "A"*	150,000	4,302,000
MasterCard, Inc. "A" (a)	55,000	11,836,000
Redecard SA (GDR) 144A	2,600	84,135
		42,759,935
Wireless Services 51.8%
America Movil SAB de CV "L" (ADR)	450,000	27,625,499
American Tower Corp. "A"*	254,500	10,841,700
Clearwire Corp. "A"* (a)	1,002,500	13,744,275
Crown Castle International Corp.* (a)	120,000	4,992,000
Leap Wireless International, Inc.* (a)	150,000	6,996,000
Millicom International Cellular SA* (a)	200,000	23,588,000
NII Holdings, Inc.*	400,000	19,328,000
SBA Communications Corp. "A"* (a)	398,145	13,473,227
Tim Participacoes SA (ADR) (Preferred) (a)	398,100	13,913,595
Virgin Mobile USA, Inc. "A"* (a)	1,800,000	16,002,000
		150,504,296
Total Common Stocks (Cost $192,056,805)		256,886,168

Warrants 9.4%
Bharti Airtel Ltd., Expiration Date 10/31/2011*	422,100	10,670,688
Reliance Communications Ltd., Expiration Date 10/31/2011*	874,500	16,560,407
Total Warrants (Cost $18,374,811)		27,231,095

Securities Lending Collateral 21.1%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $61,239,513)	61,239,513	61,239,513

Cash Equivalents 2.7%
Cash Management QP Trust, 4.67% (b) (Cost $7,912,324)	7,912,324	7,912,324
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $279,583,453)+	121.6	353,269,100
Other Assets and Liabilities, Net	(21.6)	(62,810,479)
Net Assets	100.0	290,458,621
* Non-income producing security.
+ The cost for federal income tax purposes was $279,583,453. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $73,685,647. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $109,281,617 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,595,970.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $59,178,216 which is 20.4% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $210,431,616) — including $59,178,216 of securities loaned	$ 284,117,263
Investment in Daily Assets Fund Institutional (cost $61,239,513)*	61,239,513
Investment in Cash Management QP Trust (cost $7,912,324)	7,912,324
Total investments, at value (cost $279,583,453)	353,269,100
Cash	10,000
Foreign currency, at value (cost $66)	64
Dividends receivable	22,412
Interest receivable	88,958
Receivable for Fund shares sold	22,897
Foreign taxes recoverable	6,178
Other assets	39,131
Total assets	353,458,740
Liabilities
Payable for Fund shares redeemed	1,115,990
Payable upon return of securities loaned	61,239,513
Accrued management fee	233,287
Other accrued expenses and payables	411,329
Total liabilities	63,000,119
Net assets, at value	$ 290,458,621
Net Assets Consist of
Net unrealized appreciation (depreciation) on:
Investments	73,685,647
Foreign currency	(2)
Accumulated net realized gain (loss)	(407,991,388)
Paid-in capital	624,764,364
Net assets, at value	$ 290,458,621
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($269,493,756 ÷ 11,588,520 shares of capital stock outstanding, $.001 par value, 75,000,000 shares authorized)	$ 23.26
Maximum offering price per share (100 ÷ 94.25 of $23.26)	$ 24.68

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,650,487 ÷ 217,987 shares of capital stock outstanding, $.001 par value, 30,000,000 shares authorized)
$ 21.33

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,310,767 ÷ 529,837 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 21.35
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,003,611 ÷ 210,007 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 23.83
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $47,261)	$ 3,073,788
Interest — Cash Management QP Trust	246,094
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	665,453
Interest	765
Total Income	3,986,100
Expenses: Management fee	3,196,146
Services to shareholders	655,317
Administration fee	355,796
Custodian fee	17,282
Distribution and service fees	981,305
Professional fees	82,308
Directors' fees and expenses	13,567
Reports to shareholders	99,181
Registration fees	54,640
Other	40,300
Total expenses before expense reductions	5,495,842
Expense reductions	(241,715)
Total expenses after expense reductions	5,254,127
Net investment income (loss)	(1,268,027)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	64,975,133
Foreign currency	7,295
64,982,428
Change in net unrealized appreciation (depreciation) during the period on: Investments	(62,978,580)
Foreign currency	310
(62,978,270)
Net gain (loss)	2,004,158
Net increase (decrease) in net assets resulting from operations	$ 736,131

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ (1,268,027)	$ (654,741)
Net realized gain (loss)	64,982,428	39,370,465
Change in net unrealized appreciation (depreciation)	(62,978,270)	27,826,295
Net increase (decrease) in net assets resulting from operations	736,131	66,542,019
Fund share transactions: Proceeds from shares sold	54,943,747	64,989,726
Cost of shares redeemed	(121,521,547)	(112,609,127)
Redemption fees	23,681	9,754
Net increase (decrease) in net assets from Fund share transactions	(66,554,119)	(47,609,647)
Increase (decrease) in net assets	(65,817,988)	18,932,372
Net assets at beginning of period	356,276,609	337,344,237
Net assets at end of period (including accumulated net investment loss of $0 and $7,386, respectively)	$ 290,458,621	$ 356,276,609

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.38	$ 19.30	$ 16.79	$ 13.85	$ 11.27
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)	(.03)	(.03)	(.08)	.01
Net realized and unrealized gain (loss)	(.04)	4.11	2.54	3.02	2.57
Total from investment operations	(.12)	4.08	2.51	2.94	2.58
Redemption fees	.00*	.00*	.00*	-	-
Net asset value, end of period	$ 23.26	$ 23.38	$ 19.30	$ 16.79	$ 13.85
Total Return (%)[b,c]	(.51)	21.14	14.95	21.23	22.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	269	329	295	284	286
Ratio of expenses before expense reductions (%)	1.49	1.63	1.58	1.69	1.49
Ratio of expenses after expense reductions (%)	1.44	1.49	1.43	1.54	1.34
Ratio of net investment income (loss) (%)	(.32)	(.13)	(.18)	(.55)	.13
Portfolio turnover rate (%)	39	27	21	34	62
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 21.61	$ 17.96	$ 15.75	$ 13.09	$ 10.80
Income (loss) from investment operations: Net investment income (loss)[a]	(.23)	(.15)	(.13)	(.17)	(.07)
Net realized and unrealized gain (loss)	(.05)	3.80	2.34	2.83	2.36
Total from investment operations	(.28)	3.65	2.21	2.66	2.29
Redemption fees	.00*	.00*	.00*	-	-
Net asset value, end of period	$ 21.33	$ 21.61	$ 17.96	$ 15.75	$ 13.09
Total Return (%)[b,c]	(1.30)	20.32	14.03	20.32	21.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	10	27	66	83
Ratio of expenses before expense reductions (%)	2.66	2.47	2.33	2.44	2.24
Ratio of expenses after expense reductions (%)	2.19	2.24	2.18	2.29	2.09
Ratio of net investment income (loss) (%)	(1.07)	(.88)	(.93)	(1.30)	(.62)
Portfolio turnover rate (%)	39	27	21	34	62
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 21.63	$ 17.98	$ 15.77	$ 13.10	$ 10.81
Income (loss) from investment operations: Net investment income (loss)[a]	(.23)	(.15)	(.14)	(.17)	(.06)
Net realized and unrealized gain (loss)	(.05)	3.80	2.35	2.84	2.35
Total from investment operations	(.28)	3.65	2.21	2.67	2.29
Redemption fees	.00*	.00*	.00*	-	-
Net asset value, end of period	$ 21.35	$ 21.63	$ 17.98	$ 15.77	$ 13.10
Total Return (%)[b,c]	(1.29)	20.30	14.01	20.38	21.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	13	13	15	15
Ratio of expenses before expense reductions (%)	2.38	2.43	2.33	2.44	2.24
Ratio of expenses after expense reductions (%)	2.19	2.24	2.18	2.29	2.09
Ratio of net investment income (loss) (%)	(1.07)	(.88)	(.93)	(1.30)	(.62)
Portfolio turnover rate (%)	39	27	21	34	62
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Institutional Class Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.88	$ 19.66	$ 17.06	$ 14.03	$ 11.37
Income (loss) from investment operations: Net investment income (loss)[a]	.00	.02	.01	(.05)	.04
Net realized and unrealized gain (loss)	(.05)	4.20	2.59	3.08	2.62
Total from investment operations	(.05)	4.22	2.60	3.03	2.66
Redemption fees	.00*	.00*	.00*	-	-
Net asset value, end of period	$ 23.83	$ 23.88	$ 19.66	$ 17.06	$ 14.03
Total Return (%)	(.21)	21.46[b]	15.24[b]	21.60[b]	23.39[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	2	2	2
Ratio of expenses before expense reductions (%)	1.10	1.33	1.33	1.44	1.30
Ratio of expenses after expense reductions (%)	1.10	1.24	1.18	1.30	1.15
Ratio of net investment income (loss) (%)	.02	.12	.07	(.31)	.32
Portfolio turnover rate (%)	39	27	21	34	62
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Communications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $407,991,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($45,405,000), December 31, 2010 ($344,993,000), December 31, 2011 ($3,433,000), December 31, 2012 ($9,289,000) and December 31, 2013 ($4,871,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

During the year ended December 31, 2007, the Fund utilized approximately $64,975,000 of its prior year capital loss carryforward.

The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Capital loss carryforwards	$ (407,991,000)
Unrealized appreciation (depreciation) on investments	$ 73,685,647

Redemption Fees. For the period from January 1, 2007 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $136,518,595 and $207,513,475, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor of the Fund. Prior to April 1, 2007, Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned affiliate of Deutsche Bank AG, was the Advisor for the Fund. Effective April 1, 2007, ICCC merged with DIMA. The Board of the Fund approved a new Investment Management Agreement between the Fund and DIMA. The new Investment Management Agreement is identical in substance to the previous Investment Management Agreement for the Fund, except for the named investment advisor. Pursuant to a written contract with the Advisor, Alex. Brown Investment Management, LLC ("ABIM") serves as subadvisor and is responsible for the day to day management of the Fund. The Advisor compensates ABIM out of the management fee it receives from the Fund.

Management Agreement. Under the Investment Management Agreement with DIMA, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Pursuant to the Investment Management Agreement with the Advisor, the Fund pays an annual fee based on its average daily net assets which is calculated daily and payable monthly at the following annual rates:

First $100 million of the Fund's average daily net assets	1.00%
Next $100 million of such net assets	.90%
Next $100 million of such net assets	.85%
Next $200 million of such net assets	.80%
Next $500 million of such net assets	.73%
Next $500 million of such net assets	.68%
Over $1.5 billion of such net assets	.65%

Accordingly, for the year ended December 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.90% of the Fund's average daily net assets.

For the period from January 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.72%
Class B	2.47%
Class C	2.47%
Institutional Class	1.47%

For the period from October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of 2.50% for Class B.

In addition, for the period from January 1, 2007 through September 30, 2008, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.43%
Class B	2.18%
Class C	2.18%
Institutional Class	1.18%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2007, the Advisor received an Administration Fee of $355,796, of which $25,444 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended December 31, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2007
Class A	$ 471,943	$ 176,619	$ 101,219
Class B	40,457	32,620	8,233
Class C	33,442	25,440	4,686
Institutional Class	302	—	280
	$ 546,144	$ 234,679	$ 114,418

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares of the Fund. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2007
Class B	$ 52,470	$ 3,747
Class C	101,686	7,374
	$ 154,156	$ 11,121

In addition, DWS-SDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2007	Annual Effective Rate
Class A	$ 777,509	$ 118,088.24%
Class B	17,005	3,699.24%
Class C	32,635	4,703.24%
	$ 827,149	$ 126,490

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2007 aggregated $18,617.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2007, the CDSC for Class B and C shares aggregated $12,287 and $1,123, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2007, DWS-SDI received $114 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $26,646, of which $8,692 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the Fund's custodian fee was reduced by $307 and $6,729, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,879,565	$ 49,842,172	2,847,966	$ 59,305,626
Class B	59,701	1,403,001	64,318	1,251,806
Class C	102,891	2,454,353	108,996	2,075,656
Institutional Class	46,821	1,244,221	113,485	2,356,638
		$ 54,943,747		$ 64,989,726
Shares redeemed
Class A	(4,367,666)	$ (110,207,665)	(4,072,702)	$ (86,013,145)
Class B	(289,451)	(6,664,698)	(1,120,118)	(21,502,262)
Class C	(194,264)	(4,493,745)	(219,877)	(4,242,291)
Institutional Class	(5,546)	(155,439)	(41,162)	(851,429)
		$ (121,521,547)		$ (112,609,127)
Redemption fees		$ 23,681		$ 9,754
Net increase (decrease)
Class A	(2,488,101)	$ (60,345,342)	(1,224,736)	$ (26,700,360)
Class B	(229,750)	(5,258,194)	(1,055,800)	(20,249,187)
Class C	(91,373)	(2,039,365)	(110,881)	(2,165,309)
Institutional Class	41,275	1,088,782	72,323	1,505,209
		$ (66,554,119)		$ (47,609,647)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
DWS Communications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Communications Fund, Inc. (the "Fund") at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and Alex. Brown Investment Management, LLC ("ABIM") in September 2007.

In terms of the process that the Directors followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Directors considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to ABIM is paid by DIMA out of its fee and not directly by the Fund.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's and ABIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the contractual fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended December 31, 2006 and has underperformed its benchmark in the five-year period ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and ABIM. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreements, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and ABIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and ABIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or ABIM, subject to compliance with applicable SEC rules. The Board also considered that subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreements, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber[7] (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones[7] (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt[7] (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.
7 At present, substantially all DWS mutual funds are overseen by one of two boards of directors (the "Boards"). Each Board, including the Board that oversees your Fund (the "New York Board"), has determined that the formation of a single consolidated Board overseeing these funds is in the best interests of the Funds and their shareholders. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the New York Board with the other primary DWS fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)
The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the New York Board will nominate and elect four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who currently serve on the Chicago Board to the Board of your Fund and each other fund overseen by the New York Board. Information regarding these four individuals is set forth below. In addition, the Chicago Board has determined to nominate and recommend that shareholders of each fund overseen by that Board elect eight members of your Fund's Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg). As a result, as of the Consolidation Date, it is expected that the four Chicago Board members and eight New York Board members named above (each of whom will be an Independent Board Member), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of substantially all DWS Scudder funds (134 funds), including your Fund. To facilitate the Board consolidation, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) have agreed to resign as of the Consolidation Date, which is prior to their normal retirement dates.
Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Fund's current committee structure and other governance practices, including the appointment of new committee chairs and members.
Name and Year of Birth Chicago Board Members to be Elected to New York Board	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank
Chicago Board Member since 1999
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).
Chicago Board Member since 2002, Chairperson since 2007
William McClayton (1944)	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.
Chicago Board Member since 2004
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	23339G 108	23339G 207	23339G 306	23339G 405
Fund Number	432	632	732	532

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, DWS Communications Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS COMMUNICATIONS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$52,775	$0	$0	$0
2006	$54,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$600,000	$625,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Communications Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Communications Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 29, 2008